EXHIBIT 10.8

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Ideal Restaurant Group, Inc.

PROMISSORY NOTE

January 1, 2012

FOR VALUE RECEIVED, Ideal Restaurant Group, Inc., a Florida corporation, with offices located at 227 North Avenue, Suite 200, New Rochelle, NY 10801 (the "Company"), hereby promises to pay to the order of Rudolph Southwell with a primary residence at 175 Huguenot Street, New Rochelle, NY 10801 ("Holder"), in lawful money of the United States at the designated address of the Holder set forth below, the principal amount of Thirteen Thousand, Seven Hundred Dollars ($13,700) plus such additional funds as may be advanced by me on behalf of the Company in the manner and at the rate provided herein.

1. Principal. The principal on this Note is due and payable twenty four months from the date of issuance, as shown on the signature page hereof (the “Maturity Date”) or such prior date as the Company may choose at its sole discretion. The obligations of the Company to make payments provided for in this Note  are  absolute  and  unconditional  and  not  subject  to  any  defense,  set-off,  counterclaim, rescission, recoupment or adjustment whatsoever. A portion or all amounts outstanding under this Note may be repaid prior to the Maturity Date with no prepayment penalty. Upon payment in full of all principal and interest payable hereunder this Note shall be surrendered to the Company for cancellation.

2. Interest. This loan is made interest free by the lender.

3. Term. The Term of this Note shall be eighteen months from the date of issuance, as identified on the signature page hereof.

4. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows, or via e-mail to the addresses stated above. Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformance with this paragraph.

5. Acceleration; Events of Default. This Note shall, at the option of the Holder, become immediately due and payable upon written notice from the Holder to the Company upon the occurrence and during the continuance of any of the following events, each of which shall be deemed an “Event of Default”: (a) Failure to make any payment of principal or interest when due; (b) Default in the payment or performance of any liability, obligation or agreement of the Company contained in this Note; (c) If the Company shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due; (d) If the Company shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy code or other applicable federal, state or similar statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of its properties; or (e) If within ten (10) days after the commencement of any proceedings against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or other applicable federal, state or similar statute, law or regulation, such proceeding shall not have been dismissed or if, within ten

(10) days after the appointment, without the consent or acquiescence of the Company, of any trustee, receiver or liquidator of the Company or of all or any substantial part of its properties, such appointment shall not have been vacated.

6. Waivers. Company hereby waives presentment,  demand  for  performance,  notice  of  non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. This Note is being delivered in and shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

7. Information. The Holder and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding this Note, which have been requested by such Holder. Each Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Each Holder understands that the Note involves a high degree of risk. Each Holder is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Holder to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Holder has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the Note.

Date of Issuance: January 1, 2012

Ideal Restaurant Group, Inc.

By: Rudolph Southwell, Jr., Pres.

/s/ Rudolph Southwell, Jr.

President & Lender

ADDENDUM TO PROMISSORY NOTE

I, Rudolph Southwell, hereby agree to lend an additional $10,000.00 to Ideal Restaurant Group, Inc. on this day, July 30th, 2012, subject to the same terms and conditions described in the Promissory Note executed on January 1, 2012 between Ideal Restaurant Group, Inc.  myself.

By:

Rudolph Southwell, Pres. of Ideal Restaurant Group, Inc.

/s/ Rudolph Southwell

As Lender and President of Ideal Restaurant Group, Inc.